Exhibit 25





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                                    FORM T-1



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                            STATEMENT OF ELIGIBILITY

                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE



                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                             SECTION 305(b)(2) |__|





                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                        13-5160382
(State of incorporation                         (I.R.S. employer
if not a U.S. national bank)                    identification no.)


One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)


                           APPALACHIAN POWER COMPANY
               (Exact name of obligor as specified in its charter)


Virginia                                        54-0124790
(State or other jurisdiction of                 (I.R.S. employer
incorporation or organization)                  identification no.)


1 Riverside Plaza
Columbus, OH                                    43215
(Address of principal executive offices)        (Zip code)


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                                 Unsecured Notes
                       (Title of the indenture securities)


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1.    General information.  Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.


          Name                                             Address

Superintendent of Banks of the State of              2 Rector Street, New York,
New York                                             N.Y. 10006, and
                                                     Albany, N.Y. 12203


Federal Reserve Bank of New York                     33 Liberty Plaza, New York,
                                                     N.Y. 10045


Federal Deposit Insurance Corporation                Washington, D.C.  20429


New York Clearing House Association                  New York, New York 10005


     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 15th day of March, 2005.


                                   THE BANK OF NEW YORK


                                   By: /s/ Joseph A. Lloret_
                                   Name:   Joseph A. Lloret
                                   Title:  Assistant Treasurer



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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                   Dollar Amounts
ASSETS                                              In Thousands
Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
   and currency and coin.........                     $3,036,306
  Interest-bearing balances......                      9,034,655
Securities:
  Held-to-maturity securities....                      1,693,598
  Available-for-sale securities..                     20,325,634
Federal funds sold and
  securities purchased
  under agreements to resell
  Federal funds sold
   in domestic offices............                        19,100
  Securities purchased under
   agreements to resell...........                     4,324,992
Loans and lease financing
  receivables:
  Loans and leases held for sale..                         6,685
  Loans and leases, net of
   unearned income................                    37,402,355
  LESS: Allowance for loan and
   lease losses...................                       594,211
  Loans and leases, net of
   unearned income and allowance.                     36,808,144
Trading Assets...................                      3,420,107
Premises and fixed assets
  (including capitalized leases).                        969,419
Other real estate owned..........                          1,253
Investments in unconsolidated
  subsidiaries and associated
  companies......................                        253,729
Customers' liability to this
  bank on acceptances outstanding                        166,157
Intangible assets
    Goodwill.....................                      2,708,882
    Other intangible assets......                        748,171
Other assets.....................                      6,998,625
                                                     -----------
Total assets.....................                    $90,515,457
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LIABILITIES
Deposits:
  In domestic offices............                    $40,236,165
  Noninterest-bearing............                     15,201,748
  Interest-bearing...............                     25,034,417
  In foreign offices, Edge and
   Agreement subsidiaries, and
   IBFs..........................                     24,110,224
  Noninterest-bearing............                        300,559
  Interest-bearing...............                     23,809,665
Federal funds purchased and
  securities sold under
  agreements to repurchase
Federal funds purchased
  in domestic offices............                        717,565
Securities sold under
  agreements to repurchase.......                        812,853
Trading liabilities..............                      2,598,442
Other borrowed money:
  (includes mortgage
   indebtedness and obligations
   under capitalized leases......                      4,158,526
Not applicable
Bank's liability on acceptances
  executed and outstanding.......                        167,267
Subordinated notes and debentures                      2,389,088
Other liabilities................                      6,730,454
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Total liabilities................                    $81,920,584
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Minority interest in
  consolidated subsidiaries......                        142,058

EQUITY CAPITAL
Perpetual preferred stock and
  related surplus................                              0
Common stock.....................                      1,135,284
Surplus..........................                      2,087,205
Retained earnings................                      5,213,125
Accumulated other comprehensive
  income.........................                         17,201
Other equity capital components..                              0
Total equity capital.............                      8,452,815
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Total liabilities,
  minority interest and
  equity capital.................                    $90,515,457
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      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
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                                              Thomas J. Mastro
                         Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                     Directors